UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2023

Maquia Capital Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40380	85-4283150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Biscayne Boulevard, Suite 2406

Miami, FL 33132

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 608-1395

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	MAQCU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	MAQCU	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	MAQCU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

General

On August 8, 2023, Maquia Capital Acquisition Corporation, a Delaware corporation (“Maquia” or “SPAC”), Maquia Merger Sub, Inc., a Delaware corporation and wholly owned direct subsidiary of SPAC (“Merger Sub”), and Immersed Inc., a Delaware corporation (“Immersed” or the “Company”), entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which Maquia and Immersed agreed to combine. Capitalized terms used in this Current Report on Form 8- K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Business Combination Agreement

Structure of the Transaction

Pursuant to the Business Combination Agreement, on the date (the “Closing Date”) of the closing (the “Closing”) of the transactions contemplated by the Business Combination Agreement (the “Proposed Transactions”), Merger Sub, a newly formed, wholly-owned direct subsidiary of Maquia, will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned direct subsidiary of Maquia (the “Surviving Corporation”).

Consideration

Pursuant to the Merger, a number of shares of common stock of SPAC (“New SPAC Common Stock”) equal to $150,000,000 divided by the price per share payable to SPAC’s public stockholders who properly exercise their redemption rights in connection with the vote by SPAC’s public stockholders to consider the Proposed Transactions shall be issued to holders of Immersed’s outstanding shares of common stock and preferred stock or allocated to holders of certain of Immersed’s options for issuance upon exercise thereof (the “SPAC Redemption Price”). All of Immersed’s options that are outstanding immediately prior to the Closing shall convert into options exercisable for New SPAC Common Stock.

Proxy Statement; Registration Statement

The Business Combination Agreement provides that, as promptly as practicable after the execution of the Business Combination Agreement, SPAC and the Company will prepare and file with the Securities and Exchange Commission (the “SEC”) a joint consent solicitation/proxy statement (as amended or supplemented, the “Proxy Statement”) to be sent to the stockholders of SPAC and to the stockholders of the Company relating to (i) with respect to the Company’s stockholders, the action to be taken by certain stockholders of the Company pursuant to the Written Consent (as defined below) and (ii) with respect to SPAC’s stockholders, the special meeting of SPAC’s stockholders (the “SPAC Stockholders’ Meeting”) to be held to consider approval and adoption of (1) the Business Combination Agreement and the Merger, (2) the issuance of New SPAC Common Stock as contemplated by the Business Combination Agreement, (3) the second amended and restated SPAC Certificate of Incorporation as set forth on Exhibit B-1 of the Business Combination Agreement, (4) the Stock Incentive Plan (as defined below) and (5) any other proposals the parties deem necessary to effectuate the Proposed Transactions (collectively, the “SPAC Proposals”). In addition, SPAC will prepare and file with the SEC a registration statement on Form S-4 (together with all amendments thereto, the “Registration Statement”), in which the Proxy Statement will be included, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the shares of New SPAC Common Stock (i) to be issued to the stockholders of the Company pursuant to the Business Combination Agreement and (ii) held by the stockholders of SPAC immediately prior to the Effective Time.

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Stockholder Approvals

Pursuant to the Business Combination Agreement, SPAC will call and hold the SPAC Stockholders’ Meeting as promptly as practicable after the date on which the Registration Statement becomes effective for the purpose of voting solely upon the SPAC Proposals, and SPAC will use its reasonable best efforts to hold the SPAC Stockholders’ Meeting as soon as practicable after the date on which the Registration Statement becomes effective (but in any event no later than twenty-five (25) days after the date on which the Proxy Statement is mailed to stockholders of SPAC). SPAC will use its reasonable best efforts to obtain the approval of the SPAC Proposals at the SPAC Stockholders’ Meeting, including by soliciting from its stockholders proxies as promptly as possible in favor of the SPAC Proposals, and will take all other action necessary or advisable to secure the required vote or consent of its stockholders. The SPAC Board will recommend to its stockholders that they approve the SPAC Proposals and will include such recommendation in the Proxy Statement.

As promptly as practicable after the Registration Statement becomes effective, the Company will seek the irrevocable written consent of holders of capital stock of the Company sufficient to approve the Business Combination in favor of the approval and adoption of the Business Combination Agreement, the Merger and the other Proposed Transactions (the “Written Consent”).

Stock Exchange Listing

SPAC will use its reasonable best efforts to cause the shares of New SPAC Common Stock issued in connection with the Proposed Transactions to be approved for listing on The Nasdaq Stock Market LLC (“Nasdaq”) at Closing. During the period from the date of the Business Combination Agreement until the Closing (the “Interim Period”), SPAC will use its reasonable best efforts to keep the SPAC’s Units, Class A Common Stock and SPAC Warrants listed for trading on Nasdaq.

PIPE Financing

During the Interim Period, SPAC may execute subscription agreements (each, a “PIPE Subscription Agreement”) with certain investors (the “PIPE Investors”) mutually agreed by SPAC and the Company pursuant to which SPAC would issue and sell shares of SPAC’s Class A common stock to such PIPE Investors on the Closing Date, at such prices and on such other terms as may be set forth in the PIPE Subscription Agreements (the “PIPE Financing”); provided that unless otherwise agreed by SPAC and the Company in writing, (i) no such PIPE Subscription Agreement will provide for a purchase price of shares of SPAC Class A common stock at a price less than the SPAC Redemption Price per share of SPAC Class A common stock (including any discounts, rebates, equity kickers or promote), and (ii) no such PIPE Subscription Agreement will provide for the issuance of any equity securities of SPAC other than shares of SPAC Class A common stock.

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SPAC Extension

The Business Combination Agreement provides that, unless the Closing has occurred or the Business Combination Agreement has otherwise been terminated, (i) prior to February 7, 2024, SPAC will make, or cause SPAC’s sponsor, Maquia Investments North America, LLC (“Sponsor”) to make, the deposits into SPAC’s trust account necessary to extend the deadline by which SPAC must complete its initial business combination (the “SPAC Business Combination Deadline”) to February 7, 2024 as set forth in the proxy statement filed by SPAC on May 5, 2023 and SPAC’s organizational documents and (ii) from and after February 7, 2024, SPAC will use commercially reasonable efforts to take any and all actions necessary, including filing a proxy statement, amending SPAC’s organizational documents and obtaining the necessary approval from SPAC’s stockholders, to further extend the SPAC Business Combination Deadline after February 7, 2024 until a date mutually agreed in writing between SPAC and the Company.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations and warranties of the Company, SPAC and Merger Sub relating to, among other things, their organization and qualification, outstanding capitalization, the absence of certain changes or events, employee benefit plans, labor and employment matters, intellectual property matters, tax matters, material contracts, and other matters relating to their respective businesses and authority to consummate the Proposed Transactions.

The Business Combination Agreement also contains covenants by Company, SPAC and Merger Sub to conduct their businesses in the ordinary course and consistent with past practice during the period between the execution of the Business Combination Agreement and consummation of the Proposed Transactions and to refrain from taking certain actions specified in the Business Combination Agreement, subject to certain exceptions. Each of Maquia and Immersed has agreed to customary “no shop” obligations.

Conditions to the Merger

Mutual. The obligations of the Company, SPAC and Merger Sub to consummate the Proposed Transactions, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following conditions:

1.	The Written Consent will have been delivered to SPAC;

2.	The SPAC Proposals will have been approved and adopted by the requisite affirmative vote of the stockholders of SPAC in accordance with the Proxy Statement, the Delaware General Corporation Law, the SPAC’s organizational documents and the rules and regulations of Nasdaq;

3.	No governmental authority will have enacted, issued, promulgated, enforced or entered any law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the Proposed Transactions, including the Merger, illegal or otherwise prohibiting consummation of the Proposed Transactions, including the Merger;

4.	All required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) will have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Proposed Transactions under the HSR Act will have expired or been terminated, and any pre-Closing approvals or clearances reasonably required thereunder will have been obtained;

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5.	The Registration Statement will have been declared effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement will be in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement will have been initiated or be threatened by the SEC;

6.	The New SPAC Common Stock to be issued pursuant to the Business Combination Agreement will have been approved for listing on Nasdaq, subject only to official notice of issuance thereof; and

7.	Upon the Closing, after giving effect to the SPAC Redemption Rights, SPAC will have net tangible assets of at least $5,000,001 (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

SPAC and Merger Sub. The obligations of SPAC and Merger Sub to consummate the Proposed Transactions, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following additional conditions:

1.	Certain fundamental representations and warranties of the Company contained in the Business Combination Agreement will each be true and correct in all respects as of the Closing Date as though made on the Closing Date, except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date; the representations and warranties regarding the capitalization of the Company contained in the Business Combination Agreement will each be true and correct in all respects other than de minimis inaccuracies as of the Closing Date as though made on the Closing Date, except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date; and all other representations and warranties of the Company contained in the Business Combination Agreement will be true and correct (without giving any effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth therein) in all respects as of the Closing Date, as though made on and as of the Closing Date, except (i) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date and (ii) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Company Material Adverse Effect;

2.	The Company will have performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Effective Time;

3.	No Company Material Adverse Effect will have occurred between the date of the Business Combination Agreement and the Closing Date;

4.	The Company will have delivered to SPAC a certificate, dated the date of the Closing, signed by an officer of the Company, certifying as to the satisfaction of the conditions specified in the Business Combination Agreement;

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5.	Other than those persons identified as continuing directors or officers on an exhibit to the Business Combination Agreement, all members of the Immersed board of directors and officers of Immersed will have executed written resignations effective as of the Effective Time; and

6.	All parties to the Registration Rights and Lock-Up Agreement (as defined below) (other than SPAC and the holders of equity securities of SPAC prior to the Closing contemplated to be a party thereto) will have delivered, or cause to be delivered, to SPAC a copy of the Registration Rights and Lock-Up Agreement duly executed by all such parties.

The Company. The obligations of the Company to consummate the Proposed Transactions, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to Closing of the following additional conditions:

1.	Certain fundamental representations and warranties of SPAC and Merger Sub contained in the Business Combination Agreement will each be true and correct in all respects as of the Closing Date as though made on the Closing Date, except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date; the representations and warranties regarding the capitalization of SPAC and Merger Sub contained in the Business Combination Agreement will each be true and correct in all respects other than de minimis inaccuracies as of the Closing Date as though made on the Closing Date, except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date; and all other representations and warranties of SPAC and Merger Sub contained in the Business Combination Agreement will be true and correct (without giving any effect to any limitation as to “materiality” or “SPAC Material Adverse Effect” or any similar limitation set forth therein) in all respects as of the Closing Date, as though made on and as of the Closing Date, except (i) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date and (ii) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in an SPAC Material Adverse Effect;

2.	SPAC and Merger Sub will have performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Effective Time;

3.	No SPAC Material Adverse Effect will have occurred between the date of the Business Combination Agreement and the Closing Date;

4.	SPAC will have delivered to the Company a certificate, dated the date of the Closing, signed by the President of SPAC, certifying as to the satisfaction of the conditions specified in the Business Combination Agreement;

5.	SPAC and the holders of equity securities of SPAC prior to the Closing contemplated to be a party thereto will have delivered a copy of the Registration Rights and Lock-Up Agreement duly executed by SPAC;

6.	Other than those persons identified as continuing directors or officers on an exhibit to the Business Combination Agreement, all members of the SPAC board of directors and all officers of SPAC will have executed written resignations effective as of the Effective Time;

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7.	As of the Closing, SPAC will (i) not have any Indebtedness other than the Sponsor Debt and (ii) provide evidence thereof to the Company; and

8.	SPAC will deliver to the Company copies of the amendments to the Sponsor Promissory Notes in connection with the Sponsor Debt pursuant to, and in accordance with, the Sponsor Support Agreement (as defined below).

Termination

The Business Combination Agreement may be terminated and the Merger and the other Proposed Transactions may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of the Business Combination Agreement and the Proposed Transactions by the stockholders of the Company or SPAC, as follows:

1.	by mutual written consent of SPAC and the Company;

2.	by either SPAC or the Company if the Effective Time will not have occurred prior to February 7, 2024 (the “Outside Date”); provided, however, that the Business Combination Agreement may not be terminated by or on behalf of any party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained in the Business Combination Agreement and such breach or violation is the principal cause of the failure of a closing condition set forth in the Business Combination Agreement on or prior to the Outside Date;

3.	by either SPAC or the Company if any governmental authority in the United States will have enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and non-appealable and has the effect of making consummation of the Proposed Transactions, including the Merger, illegal or otherwise preventing or prohibiting consummation of the Proposed Transactions, the Merger; or

4.	by either SPAC or the Company if any of the SPAC Proposals will fail to receive the requisite vote for approval at the SPAC Stockholders’ Meeting or any adjournment thereof; or

5.	by SPAC if the Company will have failed to deliver the Written Consent to SPAC after the Registration Statement becomes effective; or

6.	by SPAC upon a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in the Business Combination Agreement, or if any representation or warranty of the Company will have become untrue, in either case such that the conditions set forth in the Business Combination Agreement would not be satisfied (“Terminating Company Breach”); provided that SPAC has not waived such Terminating Company Breach and SPAC and Merger Sub are not then in material breach of their representations, warranties, covenants or agreements in the Business Combination Agreement; provided further that, if such Terminating Company Breach is curable by the Company, SPAC may not terminate the Business Combination Agreement for so long as the Company continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured within 30 days after notice of such breach is provided by SPAC to the Company; or

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7.	by the Company upon a breach of any representation, warranty, covenant or agreement on the part of SPAC and Merger Sub set forth in the Business Combination Agreement, or if any representation or warranty of SPAC and Merger Sub will have become untrue, in either case such that the conditions set forth in the Business Combination Agreement would not be satisfied (“Terminating SPAC Breach”); provided that the Company has not waived such Terminating SPAC Breach and the Company is not then in material breach of their representations, warranties, covenants or agreements in the Business Combination Agreement; provided, however, that, if such Terminating SPAC Breach is curable by SPAC and Merger Sub, the Company may not terminate the Business Combination Agreement for so long as SPAC and Merger Sub continue to exercise their reasonable efforts to cure such breach, unless such breach is not cured within 30 days after notice of such breach is provided by the Company to SPAC.

In the event of the termination of the Business Combination Agreement, the Business Combination Agreement will forthwith become void, and there will be no liability under the Business Combination Agreement on the part of any Party thereto, except as set forth in the Business Combination Agreement, or in the case of termination subsequent to a willful material breach of the Business Combination Agreement by a Party.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, the form of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Stockholder Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, SPAC, the Company and certain stockholders of Immersed, collectively holding approximately 71.08% of the total number of outstanding shares of Immersed common stock and preferred stock (on an as converted to common basis) (the “Stockholder Support Agreement”) pursuant to which, among other things, the Immersed stockholders party thereto agreed to vote their shares of Company common stock and Company preferred stock in favor of the Business Combination Agreement, the Merger and the other Proposed Transactions.

The foregoing description of the Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Shareholder Support Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Sponsor Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, SPAC, the Company, and the Sponsor and the directors and officers of SPAC (the “Sponsor Parties”) entered into a sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor Parties agreed to (i) vote their shares of SPAC Common Stock in favor of the Business Combination Agreement and the Proposed Transactions and to not effect any sale or distribution of any equity securities of the Company held by any of them until the Closing Date or the earlier termination of the Business Combination Agreement; (ii) waive any anti-dilution provisions for the SPAC Class B Common Stock as set forth in the SPAC Organizational Documents; and (iii) waive their redemption rights in connection with the Proposed Transactions.

In addition, the Sponsor agreed to:

1.	Subject 1,362,000 of its shares of New SPAC Common Stock to be received pursuant to the Merger to an earnout as follows: following the Closing, if, at any time during the period following the Closing and expiring on the second anniversary of the Closing Date (the “Earn- Out Period”), (i) the price of the shares of New SPAC Common Stock equals or exceeds $13.00 per share for any period of 5 consecutive Trading Days, 500,000 Sponsor Earn-Out Shares will no longer be subject to forfeiture; (ii) the price of the shares of New SPAC Common Stock equals or exceeds $15.00 per share for any period of 5 consecutive Trading Days, an additional 500,000 Sponsor Earn-Out Shares will no longer be subject to forfeiture; and (iii) the price of the shares of New SPAC Common Stock equals or exceeds $20.00 per share for any period of 5 consecutive Trading Days, an additional 362,000 Sponsor Earn-Out Shares will no longer be subject to forfeiture; provided that if any earn-out targets have not been achieved on or prior to the last day of the Earn-Out Period, then the relevant shares of New SPAC Common Stock will be forfeited and cancelled;

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2.	in connection with the extension of the SPAC Business Combination Deadline, (i) continue to deposit monthly funding amounts into the Trust Fund in order to extend the SPAC Business Combination Deadline until February 7, 2024, and (ii) from and after February 7, 2024, use commercially reasonable efforts to take any and all actions necessary, including filing a proxy statement, amending the SPAC organizational documents and obtaining the necessary approval from the SPAC Stockholders, to further extend the SPAC Business Combination Deadline after February 7, 2024 until a date mutually agreed in writing between SPAC and the Company;

3.	amend the Sponsor Promissory Notes executed in connection with the Sponsor Debt such that upon, and subject to, the Closing, (a) an aggregate amount of $500,000 of the outstanding Sponsor Debt under the Sponsor Promissory Notes will be paid in cash to the Sponsor, (b) an aggregate amount of $500,000 of the outstanding Sponsor Debt under the Sponsor Promissory Notes will remain place for a period of 12 months after the Closing Date with an interest rate of 8% per annum, and (c) the remaining amount of the Sponsor Debt under the Sponsor Promissory Notes will be paid in shares of New SPAC Common Stock (valued at the SPAC Redemption Price) at any time within 12 months of Closing;

4.	use commercially reasonable efforts to raise the PIPE Financing, including cooperating with SPAC and the Company as required and necessary in connection with the PIPE Financing; and

5.	use commercially reasonable efforts to retain funds in the Trust Account and minimize and mitigate the SPAC Redemption Rights, including entering into non-redemption agreements with certain stockholders of SPAC Shareholders.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Registration Rights and Lock-Up Agreement

At or prior to the Closing, SPAC, its Sponsor, certain stockholders of the Company and certain stockholders of SPAC (the “Holders”) will enter into a registration rights and lock-up agreement (the “Registration Rights and Lock-Up Agreement”), pursuant to which, among other things, (a) SPAC will grant the Holders certain registration rights following the Closing of the Proposed Transactions contemplated by the Business Combination Agreement with respect to shares of New SPAC Common Stock, and (b) the Holders will agree to not effect any sale or distribution of any equity securities of SPAC held by any of them until the earliest of (i) the date that is six months from the Closing Date, (ii) the last consecutive trading day where the sale price of the New SPAC Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Closing Date commencing at least 150 days after the date of this Agreement, or (iii) such date on which SPAC completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of the stockholders of SPAC having the right to exchange their shares of New SPAC Common Stock for cash, securities or other property; in each case as set forth in the Registration Rights and Lock-Up Agreement.

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The foregoing description of the Registration Rights and Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights and Lock- Up Agreement, the form of which is included as Exhibit A to the Business Combination Agreement, filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On August 8, 2023, Maquia and Immersed issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Maquia under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Additional Information and Where to Find It

In connection with the Business Combination, Maquia intends to file with the SEC a Registration Statement on Form S-4, which will include a preliminary proxy statement/prospectus of Maquia and consent solicitation statement of Immersed, in connection with the Business Combination and related matters. After the Registration Statement is declared effective, Maquia and Immersed will mail a definitive proxy statement/prospectus and other relevant documents to their respective stockholders. This Current Report on Form 8-K does not contain any information that should be considered by Maquia’s or Immersed’s stockholders concerning the transaction and is not intended to constitute the basis of any voting or investment decision in respect of the transaction or the securities of Maquia. Maquia's and Immersed’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus/consent solicitation statement, and amendments thereto, and definitive proxy statement/prospectus/consent solicitation statement in connection with Maquia's and Immersed solicitation of proxies for their stockholders' meetings to be held to approve the Business Combination and related matters because the proxy statement/prospectus/consent solicitation statement will contain important information about Maquia and Immersed and the proposed Business Combination.

The definitive proxy statement/prospectus/consent solicitation statement will be mailed to stockholders of Maquia and Immersed as of a record date to be established for voting on the proposed Business Combination and related matters. Stockholders may obtain copies of the registration statement, proxy statement/prospectus/consent solicitation statement and all other relevant documents filed or that will be filed with the SEC by Immersed and Maquia, when available, without charge, at the SEC's website at www.sec.gov or by directing a request to: Maquia Capital Acquisition Corp., at https://maquiacapital.com/ or a written request to: Jeronimo Peralta, Chief Financial Officer, 50 Biscayne Boulevard, Suite 2406, Miami, FL 33132.

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NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PRESS RELEASE, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction, neither is it intended to nor does it not constitute an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Participants in Solicitation

This Current Report on Form 8-K is not a solicitation of a proxy from any investor or securityholder. Maquia, Maquia Investments North America LLC (Maquia's Sponsor), Immersed and their respective directors, officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from Maquia's stockholders with respect to the proposed Business Combination and related matters. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the directors and officers of Maquia or Immersed in the proxy statement/prospectus/consent solicitation statement relating to the proposed Business Combination when it is filed with the SEC. These documents may be obtained free of charge from the sources indicated below.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, words such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. All statements other than statements of historical fact contained in this press release, including statements regarding the proposed Business Combination, including the proforma enterprise value and anticipated listing of Immersed on Nasdaq, as well as statements regarding the potential benefits, anticipated market position and growth potential of Immersed’s existing and future innovative technology and products are forward-looking statements.

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These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: the inability of the parties to complete the transactions contemplated by the definitive agreement relating to the Business Combination in a timely manner or at all; the risk that the Business Combination may not be completed by Maquia's initial business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Maquia; the outcome of any legal proceedings that may be instituted against Maquia or Immersed, the Company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination by the stockholders of Maquia; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement relating to the Business Combination; costs related to the proposed transaction; actual or potential conflicts of interest of Maquia’s management with its public stockholders; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the effect of the announcement or pendency of the Business Combination on Immersed's business relationships, operating results, current plans and operations of Immersed; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; changes in applicable laws or regulations; the possibility that Maquia, Immersed or the Company may be adversely affected by other economic, business, and/or competitive factors; Maquia's or Immersed's estimates of expenses and profitability; expectations with respect to future operating and financial performance and growth, including the timing of the completion of the proposed Business Combination; Maquia’s and Immersed's ability to execute on their business plans and strategy; the risk that the price of Macquia’s or the Company’s securities may be volatile due to a variety of factors, including macro-economic and social environments affecting the Company’s business and changes in the combined capital structure; the Company’s ability to successfully develop and integrate its innovative products, including Visor; risks related to the spatial computing software market in general; and other risks and uncertainties described from time to time in filings with the SEC.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the Registration Statement referenced above and other documents filed by Maquia from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Maquia and Immersed assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. Neither Maquia nor Immersed gives any assurance that Maquia or Immersed, or the Company, will achieve any stated expectations.

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Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Business Combination Agreement dated as of August 8, 2023, by and among Maquia Capital Acquisition Corporation, Maquia Merger Sub, Inc., and Immersed Inc.
10.1	Stockholder Support Agreement dated August 8, 2023, by and among Immersed, Inc., and the certain stockholders of Immersed and Maquia Capital Acquisition Corporation
10.2	Sponsor Support Agreement dated August 8, 2023, by and among Immersed, Inc., and the Sponsor and the directors and officers of Maquia Capital Acquisition Corporation
99.1	Press Release dated August 8, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maquia Capital Acquisition Corporation
Dated: August 9, 2023

	By:	/s/Jeronimo Peralta
Name: Jeronimo Peralta
Title: Chief Financial Officer

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